Pacific Capital Funds
                                       of
                                Cash Assets Trust
                         Supplement to the Prospectuses
                               Dated July 31, 2007


     The following material applies to Pacific Capital Tax-Free Cash Assets Trust (the "Tax-Free Fund").

     On May 19, 2008, the U.S. Supreme Court reversed a Kentucky state court decision that held the Kentucky law exempting interest paid on Kentucky municipal obligations from Kentucky income tax while taxing interest on municipal obligations of other states violated the U.S. Constitution. The Supreme Court decision, in Department of Revenue of Kentucky v. Davis, rejected the Kentucky court's holding that Kentucky's differential tax treatment of in-state as against out-of-state municipal bonds violated the "negative" or "dormant" Commerce Clause of the U.S. Constitution.

     In the view of many observers, the Supreme Court decision effectively rejected an implicit threat to a widespread tax practice, followed by most states, upon which the investment operations of single-state tax-exempt money market funds like the Tax-Free Fund depend.

     The paragraph describing this case under the caption "Tax Information Concerning the Tax-Free Fund" is deleted.

                   The date of this supplement is June 4, 2008